UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant    [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12



                      INSIGHT COMMUNICATIONS COMPANY, INC.
              (Name of Registrant as Specified in its Charter)

                ________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         _____________________________________________________________________

     2)  Aggregate number of securities to which transaction applies:

         _____________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _____________________________________________________________________

     4)  Proposed maximum aggregate value of transaction: ____________________

     5)  Total fee paid:

         _____________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid: _____________________________________________

    2)  Form, Schedule or Registration Statement No.:________________________

    3)  Filing Party:  ______________________________________________________

    4)  Date Filed:  ________________________________________________________

                      INSIGHT COMMUNICATIONS COMPANY, INC.
                                 810 7th Avenue
                           New York, New York (10019)


                      SPECIAL MEETING IN LESS THAN TEN DAYS

                             YOUR VOTE IS REQUESTED.


Dear Fellow Stockholder:                                       December 7, 2005

The Special Meeting of Stockholders of Insight Communications Company, Inc. to be held on December 16, 2005, is less than ten days away. We urge you to participate by voting your shares today.

According to our latest records, we have not yet received your proxy for this important meeting. Insight's board of directors unanimously recommends that you vote FOR the adoption and approval of the merger agreement and FOR the proposed amendment to the certificate of incorporation.

Whether you are a continuing investor or a public stockholder, your participation is needed to help us reach the vote requirement. Your failure to vote will have the same effect as voting against the merger. Please vote your shares immediately to ensure your shares are represented at this important meeting.

You may vote by telephone, via the Internet, or by signing, dating and returning the enclosed duplicate proxy or voting instruction card in the postage-paid return envelope provided.

Thank you for your cooperation and continued support.

                                        Sincerely,

                                       /s/SIDNEY R. KNAFEL
                                       -------------------------------
                                       CHAIRMAN OF THE BOARD

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                          IMPORTANT RECENT DEVELOPMENT

Institutional Shareholder Services (ISS), a leading independent proxy voting advisory firm which advises institutional investors, recommended that stockholders of Insight vote "FOR" the merger agreement and the charter amendment.

In making its recommendation, ISS concluded that, "Based on our review of the terms of the transaction...including the merger premium and the increase in the offer price per Class A common share subsequent to the initial announcement of the transaction, we believe that the merger agreement warrants shareholder support".

ISS is a leading provider of corporate governance services.

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

                               3 EASY WAYS TO VOTE

Help your company avoid the expense of further solicitation by voting today. You may use one of the following simple methods to vote your shares:

1. Vote by Telephone. Call the toll-free number listed for this purpose on your proxy or voting instruction card. Have your control number listed on the card ready and follow the simple instructions.

2. Vote by Internet. Go to the website listed on your proxy or voting instruction card. Have your control number listed on the card ready and follow the simple instructions.

3. Vote by Mail. Mark, sign, date and return your proxy or voting instruction card in the postage-paid return envelope provided.


                                PLEASE ACT TODAY


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                             YOUR VOTE IS IMPORTANT

Please help your company save additional solicitation costs by signing, dating and mailing your proxy or voting instruction card today. Remember, a failure to vote is equivalent to a vote "against" the merger agreement. Internet and telephone voting are also available. Please refer to your proxy or voting instruction card for instructions. Street name stockholders: Your broker or bank cannot vote your shares unless it receives your instructions. Please promptly vote your shares. If you have any questions or need assistance voting your shares, please call D. F. King & Co., Inc., who is assisting us, toll-free at 1-888-605-1957.

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

                      INSIGHT COMMUNICATIONS COMPANY, INC.
                         SPECIAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



The undersigned hereby appoints Michael Willner and Elliot Brecher as proxies, each with the power of substitution, and hereby authorizes them to vote all shares of Class A Common Stock and Class B Common Stock of the undersigned at the special meeting of Insight's stockholders, to be held at The Michelangelo, 152 West 51st Street, New York, New York, at 9:30 a.m. on December 16, 2005, and any adjournment or postponement thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS SET FORTH ON THE REVERSE SIDE.


(Continued, and please sign on reverse side)



                                          INSIGHT COMMUNICATIONS COMPANY, INC.
                                          P.O. BOX 11440
                                          NEW YORK, N.Y. 10203-0440

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Insight Communications Company, Inc.                  YOUR VOTE IS IMPORTANT
                                                             VOTE BY
                                                        INTERNET/TELEPHONE
                                                  24 HOURS A DAY, 7 DAYS A WEEK



          INTERNET                        TELEPHONE                 MAIL
---------------------------------    -------------------      -----------------
https://www.proxyvotenow.com/icc      1-866-257-2286

o Go to the website               o Use any touch-tone        o Mark, sign
  address listed above.             telephone.                    and date your
                                                                  proxy card.

o Have your proxy card     OR     o Have your proxy card  OR  o Detach your
  ready.                            ready.                      proxy card.

o Follow the simple               o Follow the simple         o Return your
  instructions that appear          recorded instructions.      proxy card in
  on your computer screen.                                      the postage-
                                                                paid envelope.



If you have submitted your proxy by           Your telephone or Internet vote
by telephone or the Internet there            authorizies the named proxies
is no need for you to mail back               to vote your shares in the same
your proxy.                                   manner as if you marked, signed
                                              and returned the proxy card.



1-866-257-2286
CALL TOLL-FREE TO VOTE

      DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET


Sign, Date and Return the Proxy Card               [X]
in the Enclosed Envelope.                          Votes must be indicated
                                                   (x) in Black or Blue ink.


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.


1.
   To adopt and approve the Agreement and Plan of Merger, dated as of July 28, 2005, between Insight Communications Company, Inc. and Insight Acquisition Corp., as it may be amended from time to time, which, among other things, provides for the merger of Insight Acquisition Corp. with and into Insight Communications Company, Inc., with Insight Communications Company, Inc. continuing as the surviving corporation.


   [  ] FOR                  [  ] AGAINST                    [  ] ABSTAIN
2.
   To approve an amendment to the Restated Certificate of Incorporation of Insight Communications Company, Inc., which would make Section 5.6 of the Restated Certificate of Incorporation inapplicable to the merger between Insight Communications Company, Inc. and Insight Acquisition Corp. and the other transactions contemplated by the merger agreement.


  [  ] FOR                   [   ] AGAINST                   [  ] ABSTAIN
3.
   To approve any motion to adjourn the special meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve Proposal 1 or Proposal 2.


 [  ] FOR                    [   ] AGAINST                   [  ] ABSTAIN
4.
   In their discretion, the proxies are authorized to transact such other business as may properly come before the special meeting or any adjournments or postponements of the special meeting.

To change your address, please mark this box. [    ]



Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.





-----------------       --------------------------     ----------------------
     Date                 Share Owner Sign Here          Co-Owner Sign Here
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